Exhibit 10.13
December 15, 2009
Federal Reserve Bank of New York
33 Liberty Street
New York, NY 10045-0001

Attention:	Steven Manzari, Credit, Investment & Payment Risk Telecopy No.: (212) 720-6332 James R. Hennessey, Legal Department Telecopy No.: (212) 720-7797
AIG Funding, Inc., as Lender
72 Wall Street, 10th Floor
New York, NY 10005

Attention:	Neil Friedman Telecopy No.: (212) 363-7176
AMENDMENT TO SCHEDULES OF CERTAIN LOAN DOCUMENTS
     Reference is made to that certain (i) Credit Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among International Lease Finance Corporation, a California corporation (the “Parent Borrower”), States Aircraft, Inc., a California corporation (the “U.S. Subsidiary Borrower”), Shrewsbury Aircraft Leasing Limited, a private limited liability company incorporated under the laws of Ireland with registration number 475896 (the “Irish Subsidiary Borrower” and together with the Parent Borrower and the U.S. Subsidiary Borrower, the “Borrowers”), Top Aircraft, Inc., a California corporation (“Holdings”), ILFC Ireland Limited, a private limited liability company incorporated under the laws of Ireland with registration number 20936 (“ILFC Ireland”), ILFC France S.a.r.l, a société à responsabilité limitée incorporated under the laws of France (“ILFC France”), ILFC Labuan Ltd., a Labuan private limited liability company incorporated under the Offshore Companies Act 1990 of Malaysia (“ILFC Labuan” and together with ILFC Ireland and ILFC France, the “Initial Intermediate Lessees”), AIG Funding, Inc., a Delaware corporation (the “Lender”), and Wells Fargo Bank Northwest, National Association, a national banking association (“Wells Fargo”), as Security Trustee, (ii) Amended and Restated Credit Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Amended and Restated Credit Agreement” and, together with the Credit Agreement, the “Credit Agreements”), among the Borrowers, Holdings, the Initial Intermediate Lessees, the Lender, and

Wells Fargo, as Security Trustee, and (iii) the Aircraft Mortgage and Security Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Security Agreement”), by the Borrowers, Holdings, and the Initial Intermediate Lessees in favor of the Security Trustees.
     Pursuant to that certain Temporary Waiver and Amendment No. 2 dated as of December 4, 2009 among the parties hereto, the Parent Borrower agreed to remove certain Pool Aircraft (the “Removed Aircraft”) from the Designated Pool and to provide Non-Pool Aircraft of reasonably equivalent appraised value and otherwise acceptable to the Required Persons in substitution for the Removed Aircraft (the “Substitution”). The parties hereto agree that the Substitution shall be effective as of the date hereof and that the schedules to the Credit Agreements and the Mortgage shall be amended as follows:
     (a) Schedule I of the Mortgage is hereby replaced in its entirety with Schedule A attached hereto;
     (b) Schedule II of the Mortgage is hereby replaced in its entirety with Schedule B attached hereto;
     (c) Schedule IV of the Mortgage is hereby replaced in its entirety with Schedule C attached hereto;
     (d) Schedule 3.15 of the Credit Agreement is hereby replaced in its entirety with Schedule D hereto;
     (e) Schedule 3.19(c) of the Credit Agreement is hereby replaced in its entirety with Schedule E attached hereto;
     (f) Schedule 3.19(d) of the Credit Agreement is hereby replaced in its entirety with Schedule F attached hereto;
     (g) Schedule 3.15 of the Amended and Restated Credit Agreement is hereby replaced in its entirety with Schedule G hereto;
     (h) Schedule 3.19(c) of the Amended and Restated Credit Agreement is hereby replaced in its entirety with Schedule H attached hereto; and
     (i) Schedule 3.19(d) of the Amended and Restated Credit Agreement is hereby replaced in its entirety with Schedule I attached hereto.
[signature page(s) follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Schedules of Certain Loan Documents be duly executed by their respective authorized officers as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Senior Vice President & Treasurer

STATES AIRCRAFT, INC.
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

SIGNED SEALED AND DELIVERED by SHREWSBURY AIRCRAFT LEASING LIMITED by its duly appointed attorney in the presence of:		SHREWSBURY AIRCRAFT LEASING LIMITED

By:	/s/ Maeved Reilly	By:	/s/ Niall C. Sommerville

	Name: Maeved Reilly		Name: Niall C. Sommerville
	Address: 30 North Wall Quay, D.1.		Title: Director
Occupation: Administrator

TOP AIRCRAFT, INC.
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

AIG FUNDING, INC.
By:	/s/ Robert A. Gender
	Name:	Robert A. Gender
	Title:	President

FEDERAL RESERVE BANK OF NEW YORK
By:	/s/ Steven J. Manzari
	Name:	Steven J. Manzari
	Title:	Senior Vice President

WELLS FARGO BANK NORTHWEST, NATIONAL
ASSOCIATION, not in its individual
capacity but solely as the First Lien
Security Trustee, the Second Lien
Security Trustee, the Third Lien
Security Trustee and the Fourth Lien
Security Trustee

By:	/s/ Val T. Orton
	Name:	Val T. Orton
	Title:	Vice President

Schedule A
[attached]

SCHEDULE I
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
AIRCRAFT OBJECTS

Airframe
	Manufacturer and		Engine Manufacturer
Airframe MSN	Model	Engine MSNs	and Model
751	Airbus A330-200	41387, 41388	Rolls-Royce TRENT 772B-60
807	Airbus A330-200	41425, 41426	Rolls-Royce TRENT 772B-60
906	Airbus A330-200	41514, 41515	Rolls-Royce TRENT 772B-60
1917	Airbus A320-200	V11389, V11391	IAE V2527-A5
2149	Airbus A320-200	V11601, V11609	IAE V2527-A5
2158	Airbus A320-200	575738, 575739	CFM56-5B4/P
2166	Airbus A320-200	575761, 575762	CFM56-5B4/P
2171	Airbus A320-200	575770, 575771	CFM56-5B4/P
2182	Airbus A320-200	575784, 575785	CFM56-5B4/P
2191	Airbus A320-200	575796, 575797	CFM56-5B4/P
2193	Airbus A320-200	V11658, V11662	IAE V2527-A5
2199	Airbus A320-200	575803, 575804	CFM56-5B4/P
2206	Airbus A320-200	575812, 575813	CFM56-5B4/P
2278	Airbus A320-200	575899, 577106	CFM56-5B4/P
2349	Airbus A320-200	577165, 577166	CFM56-5B4/P
2371	Airbus A319-100	V11835, V11836	IAE V2524-A5
2396	Airbus A319-100	V11860, V11862	IAE V2524-A5
2406	Airbus A319-100	577206, 577210	CFM56-5B5/P
2408	Airbus A319-100	V11865, V11866	IAE V2524-A5
2422	Airbus A320-200	V11903, V11916	IAE V2527-A5
2424	Airbus A319-100	V11886, V11888	IAE V2524-A5
2426	Airbus A319-100	V11890, V11892	IAE V2524-A5
2430	Airbus A320-200	V11919, V11922	IAE V2527-A5
2433	Airbus A319-100	V11893, V11896	IAE V2524-A5

Airframe
	Manufacturer and		Engine Manufacturer
Airframe MSN	Model	Engine MSNs	and Model
2435	Airbus A319-100	V11895, V11902	IAE V2524-A5
2448	Airbus A319-100	577242, 577248	CFM56-5B5/P
2458	Airbus A319-100	V11927, V11930	IAE V2524-A5
2470	Airbus A319-100	V11942, V11946	IAE V2524-A5
2473	Airbus A319-100	V11950, V11963	IAE V2524-A5
2476	Airbus A321-200	V11929, V11931	IAE V2533-A5
2485	Airbus A319-100	V11952, V11965	IAE V2524-A5
2490	Airbus A319-100	V11960, V11971	IAE V2524-A5
2505	Airbus A319-100	V11989, V11991	IAE V2524-A5
2542	Airbus A320-200	577371, 577372	CFM56-5B4/P
2574	Airbus A319-100	V12063, V12067	IAE V2524-A5
2579	Airbus A319-100	V12054, V12056	IAE V2524-A5
2590	Airbus A321-200	V12070, V12072	IAE V2533-A5
2667	Airbus A319-100	V12161, V12163	IAE V2524-A5
2673	Airbus A319-100	V12204, V12239	IAE V2524-A5
2679	Airbus A319-100	V12199, V12207	IAE V2524-A5
2698	Airbus A319-100	V12196, V12205	IAE V2524-A5
2704	Airbus A319-100	V12230, V12232	IAE V2524-A5
2708	Airbus A320-200	577506, 577507	CFM56-5B4/P
2711	Airbus A319-100	V12218, V12225	IAE V2524-A5
2723	Airbus A319-100	V12244, V12246	IAE V2524-A5
2731	Airbus A320-200	V12223, V12227	IAE V2527-A5
2741	Airbus A321-200	V12273, V12275	IAE V2533-A5
2743	Airbus A320-200	577543, 577544	CFM56-5B4/P
2759	Airbus A321-200	V12291, V12293	IAE V2533-A5
2767	Airbus A321-200	V12302, V12304	IAE V2533-A5
2770	Airbus A320-200	577587, 577590	CFM56-5B4/P
2809	Airbus A321-200	V12323, V12325	IAE V2533-A5
2815	Airbus A319-100	V12310, V12320	IAE V2524-A5
2899	Airbus A320-200	577752, 577753	CFM56-5B4/P

Airframe
	Manufacturer and		Engine Manufacturer
Airframe MSN	Model	Engine MSNs	and Model
2901	Airbus A319-100	V12403, V12405	IAE V2524-A5
2922	Airbus A320-200	V12408, V12410	IAE V2527-A5
2936	Airbus A321-200	V12418, V12430	IAE V2533-A5
2940	Airbus A319-100	V12444, V12453	IAE V2524-A5
2948	Airbus A319-100	V12450, V12485	IAE V2524-A5
2969	Airbus A319-100	V12452, V12469	IAE V2524-A5
2978	Airbus A319-100	V12474, V12478	IAE V2524-A5
2983	Airbus A319-100	V12482, V12484	IAE V2524-A5
3007	Airbus A319-100	V12458, V12496	IAE V2524-A5
3012	Airbus A320-200	V12480, V12489	IAE V2527-A5
3017	Airbus A319-100	V12506, V12512	IAE V2524-A5
3020	Airbus A319-100	V12527, V12531	IAE V2524-A5
3026	Airbus A319-100	V12518, V12537	IAE V2524-A5
3067	Airbus A321-200	V12542, V12548	IAE V2533-A5
3075	Airbus A321-200	V12558, V12560	IAE V2533-A5
3089	Airbus A320-200	V12567, V12569	IAE V2527-A5
3105	Airbus A320-200	V12573, V12575	IAE V2527-A5
3112	Airbus A321-200	V12593, V12609	IAE V2533-A5
3114	Airbus A319-100	V12588, V12595	IAE V2527M-A5
3116	Airbus A319-100	V12583, V12590	IAE V2527M-A5
3120	Airbus A321-200	V12601, V12603	IAE V2533-A5
3123	Airbus A320-200	697250, 697251	CFM56-5B4/P
3124	Airbus A319-100	V12600, V12630	IAE V2527M-A5
3129	Airbus A320-200	697254, 697256	CFM56-5B4/P
3131	Airbus A320-200	697246, 697265	CFM56-5B4/P
3144	Airbus A319-100	V12626, V12628	IAE V2524-A5
3153	Airbus A320-200	697294, 697296	CFM56-5B4/P
3165	Airbus A319-100	V12607, V12632	IAE V2524-A5
3258	Airbus A319-100	V12709, V12734	IAE V2524-A5
3269	Airbus A319-100	V12717, V12720	IAE V2524-A5

Airframe
	Manufacturer and		Engine Manufacturer
Airframe MSN	Model	Engine MSNs	and Model
3270	Airbus A320-200	V12721, V12725	IAE V2527-A5
3311	Airbus A319-100	V12780, V12782	IAE V2524-A5
3342	Airbus A319-100	V12789, V12791	IAE V2524-A5
3366	Airbus A320-200	697586, 697588	CFM56-5B4/3
3440	Airbus A320-200	697677, 697681	CFM56-5B4/3
3444	Airbus A320-200	697679, 697683	CFM56-5B4/3
3456	Airbus A320-200	697764, 697765	CFM56-5B4/3
3463	Airbus A319-100	V12891, V12893	IAE V2524-A5
3476	Airbus A320-200	697718, 697724	CFM56-5B4/3
3491	Airbus A319-100	V12908, V12912	IAE V2524-A5
3501	Airbus A320-200	697766, 697779	CFM56-5B4/3
3590	Airbus A319-100	V13000, V13002	IAE V2524-A5
3599	Airbus A320-200	697903, 697904	CFM56-5B4/3
29356	Boeing 737-700	892110, 892112	CFM56-7B22
29357	Boeing 737-700	892238, 893236	CFM56-7B24
29358	Boeing 737-700	892276, 892279	CFM56-7B24
29361	Boeing 737-700	892350, 893348	CFM56-7B24
29362	Boeing 737-700	893383, 893384	CFM56-7B24
29364	Boeing 737-700	892611, 892612	CFM56-7B24
29365	Boeing 737-700	892644, 892649	CFM56-7B24
29366	Boeing 737-700	892720, 893709	CFM56-7B24
29367	Boeing 737-700	892774, 892775	CFM56-7B24
29368	Boeing 737-800	892801, 892802	CFM56-7B26
29369	Boeing 737-800	892857, 893860	CFM56-7B26
29370	Boeing 737-700	894369, 894370	CFM56-7B24
29371	Boeing 737-700	894201, 894224	CFM56-7B24
29372	Boeing 737-700	894345, 894357	CFM56-7B24
29373	Boeing 737-800	894437, 894438	CFM56-7B26
29374	Boeing 737-800	894504, 894505	CFM56-7B26
30038	Boeing 737-700	892147, 893142	CFM56-7B22

Airframe
	Manufacturer and		Engine Manufacturer
Airframe MSN	Model	Engine MSNs	and Model
30660	Boeing 737-800	890461, 890462	CFM56-7B27/B1
30666	Boeing 737-800	890740, 890741	CFM56-7B26
30670	Boeing 737-800	890786, 890787	CFM56-7B26
30673	Boeing 737-800	890824, 890826	CFM56-7B27/B1
30679	Boeing 737-800	890621, 890622	CFM56-7B27/B1
30680	Boeing 737-800	890618, 890619	CFM56-7B26
30681	Boeing 737-800	892286, 892287	CFM56-7B26
30682	Boeing 737-800	892314, 893316	CFM56-7B26
30683	Boeing 737-800	892306, 892307	CFM56-7B27
30685	Boeing 737-800	892543, 892544	CFM56-7B26
30686	Boeing 737-800	892360, 892364	CFM56-7B26
30690	Boeing 737-800	890644, 891637	CFM56-7B26
30691	Boeing 737-800	892363, 893365	CFM56-7B26
30692	Boeing 737-800	890634, 891633	CFM56-7B26
30693	Boeing 737-800	890660, 891655	CFM56-7B26
30694	Boeing 737-800	892693, 892694	CFM56-7B26
30695	Boeing 737-800	892758, 892761	CFM56-7B26
30696	Boeing 737-800	892763, 892764	CFM56-7B26
30697	Boeing 737-800	892811, 892812	CFM56-7B26
30698	Boeing 737-800	892803, 892804	CFM56-7B26
30699	Boeing 737-800	892847, 892848	CFM56-7B26
30700	Boeing 737-800	892864, 892865	CFM56-7B26
30701	Boeing 737-800	892871, 892872	CFM56-7B26
30702	Boeing 737-800	892882, 892883	CFM56-7B26
30703	Boeing 737-800	892905, 892906	CFM56-7B26
30704	Boeing 737-800	892948, 892949	CFM56-7B26
30705	Boeing 737-800	892983, 892985	CFM56-7B26
30708	Boeing 737-800	894263, 894264	CFM56-7B26
30709	Boeing 737-800	892897, 892904	CFM56-7B26
30711	Boeing 737-800	894412, 894413	CFM56-7B26

Airframe
	Manufacturer and		Engine Manufacturer
Airframe MSN	Model	Engine MSNs	and Model
30715	Boeing 737-800	894560, 894561	CFM56-7B26
30716	Boeing 737-800	894514, 894515	CFM56-7B26
30718	Boeing 737-800	894607, 894608	CFM56-7B26
30723	Boeing 737-800	894656, 894675	CFM56-7B26/3
30725	Boeing 737-800	894691, 894692	CFM56-7B26/3
30728	Boeing 737-800	894883, 894911	CFM56-7B26/3
30733	Boeing 737-800	896143, 896144	CFM56-7B27/3
32706	Boeing 777-300ER	906139, 906140	GE90-115BG01
32707	Boeing 777-300ER	906170, 906175	GE90-115BG02
32708	Boeing 777-300ER	906171, 906172	GE90-115BG01
32709	Boeing 777-300ER	906197, 906199	GE90-115BG02
32710	Boeing 777-300ER	906212, 906214	GE90-115BG02
32713	Boeing 777-300ER	906300, 906301	GE90-115BG02
32714	Boeing 777-300ER	906321, 906322	GE90-115BG02
32715	Boeing 777-300ER	906230, 906232	GE90-115BG02
32718	Boeing 777-200ER	900475, 900476	GE90-94B
32719	Boeing 777-200ER	900481, 900482	GE90-94B
32728	Boeing 777-300ER	906237, 906250	GE90-115BG02
32729	Boeing 777-300ER	906285, 906286	GE90-115BG02
32730	Boeing 777-300ER	906235, 906236	GE90-115BG02
32799	Boeing 737-800	890756, 890757	CFM56-7B26
32800	Boeing 737-800	892325, 892326	CFM56-7B26
32801	Boeing 737-800	892300, 892301	CFM56-7B26
32802	Boeing 737-800	892404, 892405	CFM56-7B26
32842	Boeing 737-700	893601, 893602	CFM56-7B22
33006	Boeing 737-800	892944, 892945	CFM56-7B26
33007	Boeing 737-800	892951, 892954	CFM56-7B26
33008	Boeing 737-700	892399, 893389	CFM56-7B24
33009	Boeing 737-700	892413, 892414	CFM56-7B24
33501	Boeing 777-300ER	906148, 906149	GE90-115BG01

Airframe
	Manufacturer and		Engine Manufacturer
Airframe MSN	Model	Engine MSNs	and Model
33793	Boeing 737-700	892172, 893136	CFM56-7B22
35271	Boeing 737-800	896375, 896378	CFM56-7B26/3
35273	Boeing 737-800	896401, 897371	CFM56-7B26/3
35281	Boeing 737-800	896729, 896730	CFM56-7B26/3
35289	Boeing 737-800	802135, 802136	CFM56-7B26/3

	Airframe
Airframe	Manufacturer and	Engine Manufacturer and
MSN	Model	Model	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4
3614	Airbus A319-100	IAE V2524-A5	V13014	V13016
3484	Airbus A320-200	IAE V2527-A5	V12913	V12918
3519	Airbus A320-200	IAE V2527-A5	V12949	V12953
30658	Boeing B737-800	CFM56-7B26	890450	890451
30665	Boeing B737-800	CFM56-7B26	890690	890691
32798	Boeing B737-800	CFM56-7B26	890765	890766
1884	Airbus A319-100	CFM56-5B6/P	575514	575515
1901	Airbus A319-100	CFM56-5B6/P	575532	575533
529	Airbus A330-200	Rolls Royce TRENT 772B-60	41255	41258
3446	Airbus A320-200	CFM56-5B4/3	697693	697695
3473	Airbus A320-200	CFM56-5B4/3	697697	697721
3490	Airbus A320-200	CFM56-5B4/3	697750	697751
3494	Airbus A320-200	CFM56-5B4/3	697758	697759
1874	Airbus A320-200	CFM56-5B4/P	575483	575487
35298	Boeing B777-300ER	GE90-115BG02	906315	906316
35784	Boeing B777-300ER	GE90-115BG02	906641	906642
3361	Airbus A320-200	CFM56-5B4/3	697512	697591
3396	Airbus A320-200	CFM56-5B4/3	697619	697620
3425	Airbus A320-200	CFM56-5B4/3	697655	697660
3475	Airbus A320-200	CFM56-5B4/3	697727	697731
505	Airbus A330-200	Rolls Royce TRENT 772B-60	41239	41240
526	Airbus A330-200	Rolls Royce TRENT 772B-60	41257	41259
30654	Boeing B737-800	CFM56-7B27	890387	890388
30671	Boeing B737-800	CFM56-7B27	890411	890413
32796	Boeing B737-800	CFM56-7B27	890337	890338
33699	Boeing B737-800	CFM56-7B27	890398	891414
2124	Airbus A319-100	CFM56-5B6/2P	575927	575928
1913	Airbus A320-200	CFM56-5B4/2P	575913	575914
2065	Airbus A320-200	CFM56-5B4/2P	575919	575922
1978	Airbus A321-200	CFM56-5B3/2P	575920	575921
2208	Airbus A321-200	CFM56-5B3/2P	575929	575930
2213	Airbus A319-100	CFM56-5B7/P	575799	575801
2228	Airbus A319-100	CFM56-5B7/P	575815	575816

	Airframe
Airframe	Manufacturer and	Engine Manufacturer and
MSN	Model	Model	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4
2279	Airbus A319-100	CFM56-5B7/P	575885	575888
3065	Airbus A319-100	CFM56-5B7/P	697182	697183
1924	Airbus A320-200	CFM56-5B4/P	575534	575535
1949	Airbus A320-200	CFM56-5B4/P	575554	575555
2705	Airbus A320-200	CFM56-5B4/P	577504	577505
2721	Airbus A320-200	CFM56-5B4/P	577526	577530
3051	Airbus A321-200	CFM56-5B3/P	697174	697175
3098	Airbus A321-200	CFM56-5B3/P	697241	697249
3441	Airbus A321-200	CFM56-5B3/3	697456	697685
3401	Airbus A321-200	CFM56-5B3/3	697629	697672
3419	Airbus A321-200	CFM56-5B3/3	697663	697669
3372	Airbus A321-200	CFM56-5B3/3	697515	697607
3399	Airbus A321-200	CFM56-5B3/3	697634	697635
503	Airbus A330-200	CF6-80E1-A3	811201	811202
519	Airbus A330-200	CF6-80E1-A3	811218	811219
584	Airbus A330-200	CF6-80E1-A3	811248	811249
635	Airbus A330-200	Rolls Royce TRENT 772B-60	41308	41309
32868	Boeing B747-400	CF6-80C2-B1F	706539	706540	706541	706542
35279	Boeing B737-800	CFM56-7B26/3	896551	896552
32869	Boeing B747-400	CF6-80C2-B1F	706551	706552	706553	706554
32871	Boeing B747-400	CF6-80C2-B1F	706623	706624	706625	706626
32870	Boeing B747-400ERF	CF6-80C2-B5F	706627	706628	706629	706630
32867	Boeing B747-400ERF	CF6-80C2-B5F	706514	706515	706516	706517
29402	Boeing B777-200ER	Pratt & Whitney PW4090	P222225	P222226
35782	Boeing B777-300ER	GE90-115BG02	906603	906607
35783	Boeing B777-300ER	GE90-115BG02	906621	906622
32723	Boeing B777-300ER	GE90-115BG01	906108	906109
32724	Boeing B777-300ER	GE90-115BG01	906112	906113
32850	Boeing B777-300ER	GE90-115BG01	906129	906130
32852	Boeing B777-300ER	GE90-115BG01	906143	906144
32725	Boeing B777-300ER	GE90-115BG01	906134	906137
32711	Boeing B777-300ER	GE90-115BG01	906131	906132
35297	Boeing B777-300ER	GE90-115BG02	906377	906378
739	Airbus A330-200	Pratt & Whitney PW4168A	P733595	P733596
911	Airbus A330-200	Pratt & Whitney PW4168A	P733657	P733658
3033	Airbus A320-200	IAE V2527-A5	V12523	V12525
3066	Airbus A320-200	IAE V2527-A5	V12538	V12553
3074	Airbus A320-200	IAE V2527-A5	V12546	V12555
3462	Airbus A321-200	IAE V2533-A5	V12902	V12904
3527	Airbus A321-200	IAE V2533-A5	V12923	V12946
679	Airbus A330-300	Rolls Royce TRENT 772-60	41340	41341
581	Airbus A330-300	Rolls Royce TRENT 772B-60	41188	41288
692	Airbus A330-300	Rolls Royce TRENT 772B-60	41348	41349
716	Airbus A330-300	Rolls Royce TRENT 772B-60	41357	41358
741	Airbus A330-300	Rolls Royce TRENT 772B-60	41380	41381
786	Airbus A330-300	Rolls Royce TRENT 772B-60	41417	41418

	Airframe
Airframe	Manufacturer and	Engine Manufacturer and
MSN	Model	Model	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4
35274	Boeing B737-800	CFM56-7B24/3	896420	897396
35276	Boeing B737-800	CFM56-7B24/3	896513	896514
35285	Boeing B737-800	CFM56-7B24/3	896958	896961
34432	Boeing B777-300ER	GE90-115BG04	906373	906382
35299	Boeing B777-300ER	GE90-115BG04	906354	906381
35300	Boeing B777-300ER	GE90-115BG02	906432	906433
35301	Boeing B777-300ER	GE90-115BG04	906474	906475
30037	Boeing B737-700	CFM56-7B24	890719	890720
30727	Boeing B737-700	CFM56-7B22	888675	888679
30033	Boeing B737-800	CFM56-7B27/B1	888587	888741
30643	Boeing B737-800	CFM56-7B27/B1	888844	888902
822	Airbus A330-200	Pratt & Whitney PW4168A	P733621	P733622
3428	Airbus A319-100	IAE V2524-A5	V12867	V12871
3685	Airbus A319-100	IAE V2524-A5	V13066	V13068
2793	Airbus A321-200	IAE V2533-A5	V12305	V12307
3458	Airbus A321-200	IAE V2533-A5	V12892	V12894
3522	Airbus A321-200	IAE V2533-A5	V12931	V12933
2113	Airbus A319-100	CFM56-5B5/P	575724	575725
2122	Airbus A319-100	CFM56-5B5/P	575732	575740
2186	Airbus A319-100	CFM56-5B5/P	575765	575769
2332	Airbus A319-100	CFM56-5B5/P	577137	577138
2382	Airbus A319-100	CFM56-5B5/P	577172	577184
2142	Airbus A320-200	CFM56-5B4/P	575701	575703
2189	Airbus A320-200	CFM56-5B4/P	575790	575792
2291	Airbus A320-200	CFM56-5B4/P	577104	577114
2665	Airbus A320-200	CFM56-5B4/P	577469	577470
3056	Airbus A320-200	CFM56-5B4/P	697159	697160
2768	Airbus A320-200	CFM56-5B4/P	577580	577581
3068	Airbus A320-200	CFM56-5B4/P	697157	697158
811	Airbus A330-200	CF6-80E1-A3	811404	811406
29399	Boeing B777-200ER	GE90-94B	900459	900461
32720	Boeing B777-200ER	GE90-94B	900478	900480
32721	Boeing B777-200ER	GE90-94B	900499	900500
35295	Boeing B777-200ER	GE90-94B	900491	900492
2085	Airbus A320-200	IAE V2527-A5	V11524	V11531
2173	Airbus A320-200	IAE V2527-A5	V11634	V11636
2594	Airbus A320-200	IAE V2527-A5	V12087	V12089
29401	Boeing B777-200ER	Rolls Royce TRENT 895-17	51485	51486
29403	Boeing B777-200ER	Rolls Royce TRENT 895-17	51504	51508
29404	Boeing B777-200ER	Rolls Royce TRENT 895-17	51477	51478
32712	Boeing B777-200ER	Rolls Royce TRENT 895-17	51489	51490
30649	Boeing B737-700	CFM56-7B24	888772	888779
30652	Boeing B737-800	CFM56-7B26	889705	889706
30721	Boeing B737-800	CFM56-7B26/3	894612	894618
35272	Boeing B737-800	CFM56-7B26/3	896356	896357
35284	Boeing B737-800	CFM56-7B26/3	896787	896789

	Airframe
Airframe	Manufacturer and	Engine Manufacturer and
MSN	Model	Model	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4
35287	Boeing B737-800	CFM56-7B26/3	896978	896979
725	Airbus A330-300	CF6-80E1-A4	811349	811350
2761	Airbus A320-200	CFM56-5B4/P	577572	577573
2785	Airbus A320-200	CFM56-5B4/P	577594	577596
2794	Airbus A320-200	CFM56-5B4/P	577621	577625
2798	Airbus A320-200	CFM56-5B4/P	577623	577626
2962	Airbus A320-200	CFM56-5B4/P	577815	577818
2988	Airbus A320-200	CFM56-5B4/P	577851	577852
3083	Airbus A320-200	CFM56-5B4/P	697193	697198
3321	Airbus A320-200	CFM56-5B4/3	697532	697537
3529	Airbus A320-200	CFM56-5B4/3	697781	697782
814	Airbus A330-200	CF6-80E1-A4B	811407	811408
462	Airbus A330-200	Rolls Royce TRENT 772B-60	41224	41225
29395	Boeing B777-300	Rolls Royce TRENT 892-17	51285	51287
28687	Boeing B777-300	Rolls Royce TRENT 892-17	51416	51417
29396	Boeing B777-300	Rolls Royce TRENT 892-17	51378	51379
32697	Boeing B777-300	Rolls Royce TRENT 892-17	51371	51372
32699	Boeing B777-300	Rolls Royce TRENT 892-17	51397	51398
2389	Airbus A319-100	IAE V2522-A5	V11855	V11856
2429	Airbus A319-100	IAE V2522-A5	V11877	V11887
2694	Airbus A319-100	IAE V2522-A5	V12188	V12198
2697	Airbus A319-100	IAE V2522-A5	V12206	V12208
2720	Airbus A319-100	IAE V2522-A5	V12236	V12238
706	Airbus A340-600	Rolls Royce TRENT 556-61	71342	71343	71344	71363
723	Airbus A340-600	Rolls Royce TRENT 556-61	71362	71364	71365	71369
30687	Boeing B737-700	CFM56-7B24	894609	894610
30710	Boeing B737-700	CFM56-7B24	894464	894467
30040	Boeing B737-800	CFM56-7B27	892344	892346
32841	Boeing B737-800	CFM56-7B27	893370	893371
1866	Airbus A319-100	CFM56-5B6/P	575504	575505
1872	Airbus A319-100	CFM56-5B6/P	575508	575509
1882	Airbus A319-100	CFM56-5B6/P	575516	575517
1925	Airbus A319-100	CFM56-5B6/P	575544	575545
2198	Airbus A319-100	CFM56-5B5/P	575780	575783
2209	Airbus A319-100	CFM56-5B5/P	575776	575795
2236	Airbus A319-100	CFM56-5B5/P	575824	575830
1223	Airbus A319-100	IAE V2524-A5	V10719	V10773
1281	Airbus A319-100	IAE V2524-A5	V10778	V10779
1463	Airbus A319-100	IAE V2524-A5	V10933	V10936
1156	Airbus A320-200	IAE V2527-A5	V10655	V10658
1398	Airbus A320-200	IAE V2527-A5	V10885	V10894
1452	Airbus A320-200	IAE V2527-A5	V10943	V10946
1110	Airbus A320-200	IAE V2527-A5	V10620	V10621
28262	Boeing B737-700	CFM56-7B22	890962	890967
29363	Boeing B737-700	CFM56-7B22	890649	891646
33786	Boeing B737-700	CFM56-7B22	890620	891616

	Airframe
Airframe	Manufacturer and	Engine Manufacturer and
MSN	Model	Model	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4
33787	Boeing B737-700	CFM56-7B22	890658	891654
33791	Boeing B737-700	CFM56-7B22	890954	891938
33792	Boeing B737-700	CFM56-7B22	890976	890977
30662	Boeing B737-700	CFM56-7B24	890573	890577
30663	Boeing B737-700	CFM56-7B24	890584	890585
30677	Boeing B737-700	CFM56-7B22	890868	890869
30039	Boeing B737-800	CFM56-7B26	877654	889548
30675	Boeing B737-800	CFM56-7B26	888459	888586
30032	Boeing B737-800	CFM56-7B27	889643	889654
30689	Boeing B737-800	CFM56-7B27	889493	889494
30332	Boeing B737-800	CFM56-7B27	888214	889252
28237	Boeing B737-800	CFM56-7B26	888197	888201
28689	Boeing B777-200ER	GE90-94B	900359	900360
28692	Boeing B777-200ER	GE90-94B	900353	900354
28678	Boeing B777-200ER	GE90-90B	900323	900324
28679	Boeing B777-200ER	GE90-90B	900329	900330
625	Airbus A330-200	Rolls Royce TRENT 772B-60	41296	41297
632	Airbus A330-200	Rolls Royce TRENT 772B-60	41303	41304
30730	Boeing B737-800	CFM56-7B27/3	894901	895884
2797	Airbus A319-100	IAE V2524-A5	V12298	V12299
2784	Airbus A319-100	IAE V2524-A5	V12296	V12297
35286	Boeing B737-800	CFM56-7B26/3	897742	896834
30724	Boeing B737-800	CFM56-7B26/3	894672	894680
30717	Boeing B737-700	CFM56-7B20	894604	894555
32705	Boeing B777-200ER	GE90-94B	900456	900457

Schedule B
[attached]

SCHEDULE II
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
PLEDGED STOCK

				Percentage of
Stock Borrower	Par Value	Certificate No(s).	Number of Shares	Outstanding Shares
TOP AIRCRAFT, INC.	N/A	1	100	100%
STATES AIRCRAFT, INC.	N/A	1	100	100%
SHREWSBURY AIRCRAFT LEASING LIMITED	US$1 each	1	10	100%
ILFC (BERMUDA) III, LTD.	US$1 each	1	11,998	100%
ILFC ARUBA A.V.V.	US$1 each	1	2	100%
ILFC CAYMAN LIMITED	US$1 each	N/A	1	100%
PLEDGED BENEFICIAL INTERESTS

Borrower	Certificate No.	Percentage of Beneficial Interest

N/A	N/A	N/A
PLEDGED MEMBERSHIP INTERESTS

Issuer	Certificate No.	Percentage of Membership Interest

N/A	N/A	N/A

Schedule C
[attached]

SCHEDULE IV
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT

Chief Executive Office, Chief Place of
Business or Registered Office
Name of Grantor	and Organizational ID (if applicable)
INTERNATIONAL LEASE	10250 Constellation Blvd.
FINANCE CORPORATION	Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Organizational ID: C1666861

TOP AIRCRAFT, INC.	10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Organizational ID: C3229725

SHREWSBURY AIRCRAFT LEASING LIMITED	30 North Wall Quay
Dublin 1
Ireland
Facsimile: +353 1 672 0270
Telephone: +353 1 802 8901
Company Registration Number: 475896

STATES AIRCRAFT, INC.	10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
Organizational ID: C3229724

ILFC IRELAND LIMITED	30 North Wall Quay
Dublin 1
Ireland
Facsimile: +353 1 672 0270
Telephone: +353 1 802 8901
Company Registration Number: 209316

ILFC FRANCE SARL	52 rue de la Victoire
Paris
France 75009
Facsimile: +33-1-450 363 77
Telephone: +33-1-450 360 36

ILFC LABUAN LTD.	Unit 3(I)
Main Office Tower

Chief Executive Office, Chief Place of
Business or Registered Office
Name of Grantor	and Organizational ID (if applicable)
Financial Park Labuan
Jalan Merdeka
87000 Labuan
F.T. Labuan
Malaysia
Facsimile: +60 87 427 409
Telephone: +60 87 427 408

ILFC (BERMUDA) III, LTD.	The Chartis Building
29 Richmond Road
Pembroke HM 08
Bermuda
Attention: Secretary of the Company
Facsimile: +1 441 295-6983
Telephone: +1 441 295-2121
Organizational ID: 17575

ILFC ARUBA A.V.V.	Belgiëstraat 36
Oranjestad
Aruba
Facsimile: +297 5836546
Telephone: +297 5838166
Organizational ID: 28854

ILFC CAYMAN LIMITED	Walker House
87 Mary Street
George Town
Grand Cayman KYI-9002
Cayman Islands
Facsimile: +1 345 949-7886
Telephone: +1 345 949-0100
Organizational ID: 195200

Schedule D
[attached]

SCHEDULE 3.15
CREDIT AGREEMENT
BORROWER PARTY INFORMATION

Employer or
Taxpayer
Name of Borrower		Jurisdiction of		Identification
Party	Chief Executive Office	Incorporation	Entity Type	Number
INTERNATIONAL LEASE	10250 Constellation	California	Corporation	22-3059110
FINANCE CORPORATION	Blvd.,
Suite 3400
Los Angeles, CA 90067

TOP AIRCRAFT, INC.	10250 Constellation	California	Corporation	27-1091097
Blvd., Suite 3400
Los Angeles, CA 90067

STATES AIRCRAFT,	10250 Constellation	California	Corporation	27-1091053
INC.	Blvd., Suite 3400
Los Angeles, CA 90067

SHREWSBURY AIRCRAFT	30 North Wall Quay	Ireland	Private Limited	98-0636930
LEASING LIMITED	Dublin 1		Liability Company
Ireland

ILFC IRELAND LIMITED	30 North Wall Quay	Ireland	Private Limited	98-0415543
	Dublin 1		Liability Company
Ireland

ILFC FRANCE S.A.R.L.	52 rue de la Victoire	France	Société Anonyme à	N/A
	Paris		Responsabilité
	France 75009		limitée

ILFC LABUAN LTD.	Unit 3(l)	Malaysia	Private Limited	N/A
	Main Office Tower		Liability
	Financial Park Labuan		Company
Jalan Merdeka
87000 Labuan
F.T. Labuan
Malaysia

ILFC (BERMUDA) III,	The Chartis Building	Bermuda	Private Limited	N/A
LTD.	29 Richmond Road		Company
Pembroke HM 08
Bermuda

ILFC ARUBA A.V.V.	Belgiëstraat 36	Aruba	Aruba	98-0377785
	Oranjestad		Exempt Corporation
Aruba

Employer or
Taxpayer
Name of Borrower		Jurisdiction of		Identification
Party	Chief Executive Office	Incorporation	Entity Type	Number
ILFC CAYMAN LIMITED	Walker House	Cayman Islands	Limited Company	98-0551256
87 Mary Street
George Town
Grand Cayman KYI-9002
Cayman Islands

Schedule E
[attached]

SCHEDULE 3.19(c)
CREDIT AGREEMENT
SUPPLEMENTAL POOL AIRCRAFT
SECTION A: SUPPLEMENTAL CAPE TOWN POOL AIRCRAFT

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and					Country of
#	MSN	Model	Model	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4	Registration
1	30037	Boeing B737-700	CFM56-7B24	890719	890720			India
2	30727	Boeing B737-700	CFM56-7B22	888675	888679			India
3	30033	Boeing B737-800	CFM56-7B27/B1	888587	888741			Indonesia
4	30643	Boeing B737-800	CFM56-7B27/B1	888844	888902			Indonesia
5	2797	Airbus A319-100	IAE V2524-A5	V12298	V12299			Indonesia
6	2784	Airbus A319-100	IAE V2524-A5	V12296	V12297			Indonesia
7	35286	Boeing B737-800	CFM56-7B26/3	897742	896834			Kenya
8	30649	Boeing B737-700	CFM56-7B24	888772	888779			Oman
9	30652	Boeing B737-800	CFM56-7B26	889705	889706			Oman
10	30721	Boeing B737-800	CFM56-7B26/3	894612	894618			Oman
11	35272	Boeing B737-800	CFM56-7B26/3	896356	896357			Oman
12	35284	Boeing B737-800	CFM56-7B26/3	896787	896789			Oman
13	35287	Boeing B737-800	CFM56-7B26/3	896978	896979			Oman
14	1866	Airbus A319-100	CFM56-5B6/P	575504	575505			United States
15	1872	Airbus A319-100	CFM56-5B6/P	575508	575509			United States
16	1882	Airbus A319-100	CFM56-5B6/P	575516	575517			United States
17	1925	Airbus A319-100	CFM56-5B6/P	575544	575545			United States
18	2198	Airbus A319-100	CFM56-5B5/P	575780	575783			United States
19	2209	Airbus A319-100	CFM56-5B5/P	575776	575795			United States
20	2236	Airbus A319-100	CFM56-5B5/P	575824	575830			United States
21	1223	Airbus A319-100	IAE V2524-A5	V10719	V10773			United States
22	1281	Airbus A319-100	IAE V2524-A5	V10778	V10779			United States
23	1463	Airbus A319-100	IAE V2524-A5	V10933	V10936			United States
24	1156	Airbus A320-200	IAE V2527-A5	V10655	V10658			United States
25	1398	Airbus A320-200	IAE V2527-A5	V10885	V10894			United States
26	1452	Airbus A320-200	IAE V2527-A5	V10943	V10946			United States
27	1110	Airbus A320-200	IAE V2527-A5	V10620	V10621			United States
28	28262	Boeing B737-700	CFM56-7B22	890962	890967			United States
29	29363	Boeing B737-700	CFM56-7B22	890649	891646			United States
30	33786	Boeing B737-700	CFM56-7B22	890620	891616			United States
31	33787	Boeing B737-700	CFM56-7B22	890658	891654			United States
32	33791	Boeing B737-700	CFM56-7B22	890954	891938			United States
33	33792	Boeing B737-700	CFM56-7B22	890976	890977			United States
34	30662	Boeing B737-700	CFM56-7B24	890573	890577			United States
35	30663	Boeing B737-700	CFM56-7B24	890584	890585			United States
36	30677	Boeing B737-700	CFM56-7B22	890868	890869			United States

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and					Country of
#	MSN	Model	Model	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4	Registration
37	30039	Boeing B737-800	CFM56-7B26	877654	889548			United States
38	30675	Boeing B737-800	CFM56-7B26	888459	888586			United States
39	30032	Boeing B737-800	CFM56-7B27	889643	889654			United States
40	30689	Boeing B737-800	CFM56-7B27	889493	889494			United States
41	30332	Boeing B737-800	CFM56-7B27	888214	889252			United States
42	28237	Boeing B737-800	CFM56-7B26	888197	888201			United States
43	28689	Boeing B777-200ER	GE90-94B	900359	900360			United States
44	28692	Boeing B777-200ER	GE90-94B	900353	900354			United States
45	28678	Boeing B777-200ER	GE90-90B	900323	900324			United States
46	28679	Boeing B777-200ER	GE90-90B	900329	900330			United States
47	462	Airbus A330-200	Rolls Royce TRENT 772B-60	41224	41225			United Arab Emirates
48	29395	Boeing B777-300	Rolls Royce TRENT 892-17	51285	51287			United Arab Emirates
49	28687	Boeing B777-300	Rolls Royce TRENT 892-17	51416	51417			United Arab Emirates
50	29396	Boeing B777-300	Rolls Royce TRENT 892-17	51378	51379			United Arab Emirates
51	32697	Boeing B777-300	Rolls Royce TRENT 892-17	51371	51372			United Arab Emirates
52	32699	Boeing B777-300	Rolls Royce TRENT 892-17	51397	51398			United Arab Emirates
SECTION B: SUPPLEMENTAL GENEVA POOL AIRCRAFT

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and					Country of
#	MSN	Model	Model	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4	Registration
53	1884	Airbus A319-100	CFM56-5B6/P	575514	575515			Bahrain
54	1901	Airbus A319-100	CFM56-5B6/P	575532	575533			Bahrain
55	529	Airbus A330-200	Rolls Royce TRENT 772B-60	41255	41258			Bahrain
56	2213	Airbus A319-100	CFM56-5B7/P	575799	575801			France
57	2228	Airbus A319-100	CFM56-5B7/P	575815	575816			France
58	2279	Airbus A319-100	CFM56-5B7/P	575885	575888			France
59	3065	Airbus A319-100	CFM56-5B7/P	697182	697183			France
60	1924	Airbus A320-200	CFM56-5B4/P	575534	575535			France
61	1949	Airbus A320-200	CFM56-5B4/P	575554	575555			France
62	2705	Airbus A320-200	CFM56-5B4/P	577504	577505			France
63	2721	Airbus A320-200	CFM56-5B4/P	577526	577530			France
64	3051	Airbus A321-200	CFM56-5B3/P	697174	697175			France
65	3098	Airbus A321-200	CFM56-5B3/P	697241	697249			France
66	3441	Airbus A321-200	CFM56-5B3/3	697456	697685			France
67	3401	Airbus A321-200	CFM56-5B3/3	697629	697672			France
68	3419	Airbus A321-200	CFM56-5B3/3	697663	697669			France
69	3372	Airbus A321-200	CFM56-5B3/3	697515	697607			France
70	3399	Airbus A321-200	CFM56-5B3/3	697634	697635			France
71	503	Airbus A330-200	CF6-80E1-A3	811201	811202			France
72	519	Airbus A330-200	CF6-80E1-A3	811218	811219			France

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and					Country of
#	MSN	Model	Model	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4	Registration
73	584	Airbus A330-200	CF6-80E1-A3	811248	811249			France
74	635	Airbus A330-200	Rolls Royce TRENT 772B-60	41308	41309			France
75	32868	Boeing B747-400	CF6-80C2-B1F	706539	706540	706541	706542	France
76	35279	Boeing B737-800	CFM56-7B26/3	896551	896552			France
77	32869	Boeing B747-400	CF6-80C2-B1F	706551	706552	706553	706554	France
78	32871	Boeing B747-400	CF6-80C2-B1F	706623	706624	706625	706626	France
79	32870	Boeing B747-400ERF	CF6-80C2-B5F	706627	706628	706629	706630	France
80	32867	Boeing B747-400ERF	CF6-80C2-B5F	706514	706515	706516	706517	France
81	29402	Boeing B777-200ER	Pratt & Whitney PW4090	P222225	P222226			France
82	35782	Boeing B777-300ER	GE90-115BG02	906603	906607			France
83	35783	Boeing B777-300ER	GE90-115BG02	906621	906622			France
84	32723	Boeing B777-300ER	GE90-115BG01	906108	906109			France
85	32724	Boeing B777-300ER	GE90-115BG01	906112	906113			France
86	32850	Boeing B777-300ER	GE90-115BG01	906129	906130			France
87	32852	Boeing B777-300ER	GE90-115BG01	906143	906144			France
88	32725	Boeing B777-300ER	GE90-115BG01	906134	906137			France
89	32711	Boeing B777-300ER	GE90-115BG01	906131	906132			France
90	35297	Boeing B777-300ER	GE90-115BG02	906377	906378			France
91	739	Airbus A330-200	Pratt & Whitney PW4168A	P733595	P733596			Germany
92	911	Airbus A330-200	Pratt & Whitney PW4168A	P733657	P733658			Germany
93	30724	Boeing B737-800	CFM56-7B26/3	894672	894680			Germany
94	30717	Boeing B737-700	CFM56-7B20	894604	894555			Germany
95	3033	Airbus A320-200	IAE V2527-A5	V12523	V12525			Greece
96	3066	Airbus A320-200	IAE V2527-A5	V12538	V12553			Greece
97	3074	Airbus A320-200	IAE V2527-A5	V12546	V12555			Greece
98	3462	Airbus A321-200	IAE V2533-A5	V12902	V12904			Greece
99	3527	Airbus A321-200	IAE V2533-A5	V12923	V12946			Greece
100	822	Airbus A330-200	Pratt & Whitney PW4168A	P733621	P733622			Italy
101	811	Airbus A330-200	CF6-80E1-A3	811404	811406			The Netherlands
102	29399	Boeing B777-200ER	GE90-94B	900459	900461			The Netherlands
103	32705	Boeing B777-200ER	GE90-94B	900456	900457			The Netherlands
104	32720	Boeing B777-200ER	GE90-94B	900478	900480			The Netherlands
105	32721	Boeing B777-200ER	GE90-94B	900499	900500			The Netherlands
106	35295	Boeing B777-200ER	GE90-94B	900491	900492			The Netherlands
107	3614	Airbus A319-100	IAE V2524-A5	V13014	V13016			Aruba
108	3484	Airbus A320-200	IAE V2527-A5	V12913	V12918			Aruba
109	3519	Airbus A320-200	IAE V2527-A5	V12949	V12953			Aruba
SECTION C: SUPPLEMENTAL NON-TREATY POOL AIRCRAFT

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and					Country of
#	MSN	Model	Model	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4	Registration
110	30658	Boeing B737-800	CFM56-7B26	890450	890451			Australia
111	30665	Boeing B737-800	CFM56-7B26	890690	890691			Australia
112	32798	Boeing B737-800	CFM56-7B26	890765	890766			Australia

		Airframe
	Airframe	Manufacturer and						Country of
#	MSN	Model	Engine Manufacturer andModel	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4	Registration
113	3446	Airbus A320-200	CFM56-5B4/3	697693	697695			Bermuda
114	3473	Airbus A320-200	CFM56-5B4/3	697697	697721			Bermuda
115	3490	Airbus A320-200	CFM56-5B4/3	697750	697751			Bermuda
116	3494	Airbus A320-200	CFM56-5B4/3	697758	697759			Bermuda
117	1874	Airbus A320-200	CFM56-5B4/P	575483	575487			Canada
118	35298	Boeing B777-300ER	GE90-115BG02	906315	906316			Canada
119	35784	Boeing B777-300ER	GE90-115BG02	906641	906642			Canada
120	3361	Airbus A320-200	CFM56-5B4/3	697512	697591			Cayman Islands
121	3396	Airbus A320-200	CFM56-5B4/3	697619	697620			Cayman Islands
122	3425	Airbus A320-200	CFM56-5B4/3	697655	697660			Cayman Islands
123	3475	Airbus A320-200	CFM56-5B4/3	697727	697731			Cayman Islands
124	505	Airbus A330-200	Rolls Royce TRENT 772B-60	41239	41240			Cyprus
125	526	Airbus A330-200	Rolls Royce TRENT 772B-60	41257	41259			Cyprus
126	30654	Boeing B737-800	CFM56-7B27	890387	890388			Cyprus
127	30671	Boeing B737-800	CFM56-7B27	890411	890413			Cyprus
128	32796	Boeing B737-800	CFM56-7B27	890337	890338			Cyprus
129	33699	Boeing B737-800	CFM56-7B27	890398	891414			Cyprus
130	2124	Airbus A319-100	CFM56-5B6/2P	575927	575928			Finland
131	1913	Airbus A320-200	CFM56-5B4/2P	575913	575914			Finland
132	2065	Airbus A320-200	CFM56-5B4/2P	575919	575922			Finland
133	1978	Airbus A321-200	CFM56-5B3/2P	575920	575921			Finland
134	2208	Airbus A321-200	CFM56-5B3/2P	575929	575930			Finland
135	679	Airbus A330-300	Rolls Royce TRENT 772-60	41340	41341			Hong Kong
136	581	Airbus A330-300	Rolls Royce TRENT 772B-60	41188	41288			Hong Kong
137	692	Airbus A330-300	Rolls Royce TRENT 772B-60	41348	41349			Hong Kong
138	716	Airbus A330-300	Rolls Royce TRENT 772B-60	41357	41358			Hong Kong
139	741	Airbus A330-300	Rolls Royce TRENT 772B-60	41380	41381			Hong Kong
140	786	Airbus A330-300	Rolls Royce TRENT 772B-60	41417	41418			Hong Kong
141	35274	Boeing B737-800	CFM56-7B24/3	896420	897396			Hong Kong
142	35276	Boeing B737-800	CFM56-7B24/3	896513	896514			Hong Kong
143	35285	Boeing B737-800	CFM56-7B24/3	896958	896961			Hong Kong
144	34432	Boeing B777-300ER	GE90-115BG04	906373	906382			Hong Kong
145	35299	Boeing B777-300ER	GE90-115BG04	906354	906381			Hong Kong
146	35300	Boeing B777-300ER	GE90-115BG02	906432	906433			Hong Kong
147	35301	Boeing B777-300ER	GE90-115BG04	906474	906475			Hong Kong
148	3428	Airbus A319-100	IAE V2524-A5	V12867	V12871			Jordan
149	3685	Airbus A319-100	IAE V2524-A5	V13066	V13068			Jordan
150	2793	Airbus A321-200	IAE V2533-A5	V12305	V12307			Jordan
151	3458	Airbus A321-200	IAE V2533-A5	V12892	V12894			Jordan
152	3522	Airbus A321-200	IAE V2533-A5	V12931	V12933			Jordan
153	2113	Airbus A319-100	CFM56-5B5/P	575724	575725			Malta
154	2122	Airbus A319-100	CFM56-5B5/P	575732	575740			Malta
155	2186	Airbus A319-100	CFM56-5B5/P	575765	575769			Malta
156	2332	Airbus A319-100	CFM56-5B5/P	577137	577138			Malta
157	2382	Airbus A319-100	CFM56-5B5/P	577172	577184			Malta
158	2142	Airbus A320-200	CFM56-5B4/P	575701	575703			Malta
159	2189	Airbus A320-200	CFM56-5B4/P	575790	575792			Malta
160	2291	Airbus A320-200	CFM56-5B4/P	577104	577114			Malta

		Airframe
	Airframe	Manufacturer and						Country of
#	MSN	Model	Engine Manufacturer and Model	Engine MSN 1	Engine MSN 2	Engine MSN 3	Engine MSN 4	Registration
161	2665	Airbus A320-200	CFM56-5B4/P	577469	577470			Malta
162	3056	Airbus A320-200	CFM56-5B4/P	697159	697160			Malta
163	2768	Airbus A320-200	CFM56-5B4/P	577580	577581			Malta
164	3068	Airbus A320-200	CFM56-5B4/P	697157	697158			Malta
165	2085	Airbus A320-200	IAE V2527-A5	V11524	V11531			New Zealand
166	2173	Airbus A320-200	IAE V2527-A5	V11634	V11636			New Zealand
167	2594	Airbus A320-200	IAE V2527-A5	V12087	V12089			New Zealand
168	29401	Boeing B777-200ER	Rolls Royce TRENT 895-17	51485	51486			New Zealand
169	29403	Boeing B777-200ER	Rolls Royce TRENT 895-17	51504	51508			New Zealand
170	29404	Boeing B777-200ER	Rolls Royce TRENT 895-17	51477	51478			New Zealand
171	32712	Boeing B777-200ER	Rolls Royce TRENT 895-17	51489	51490			New Zealand
172	2761	Airbus A320-200	CFM56-5B4/P	577572	577573			Spain
173	2785	Airbus A320-200	CFM56-5B4/P	577594	577596			Spain
174	2794	Airbus A320-200	CFM56-5B4/P	577621	577625			Spain
175	2798	Airbus A320-200	CFM56-5B4/P	577623	577626			Spain
176	2962	Airbus A320-200	CFM56-5B4/P	577815	577818			Spain
177	2988	Airbus A320-200	CFM56-5B4/P	577851	577852			Spain
178	3083	Airbus A320-200	CFM56-5B4/P	697193	697198			Spain
179	3321	Airbus A320-200	CFM56-5B4/3	697532	697537			Spain
180	3529	Airbus A320-200	CFM56-5B4/3	697781	697782			Spain
181	814	Airbus A330-200	CF6-80E1-A4B	811407	811408			Spain
182	725	Airbus A330-300	CF6-80E1-A4	811349	811350			Taiwan
183	2389	Airbus A319-100	IAE V2522-A5	V11855	V11856			United Kingdom
184	2429	Airbus A319-100	IAE V2522-A5	V11877	V11887			United Kingdom
185	2694	Airbus A319-100	IAE V2522-A5	V12188	V12198			United Kingdom
186	2697	Airbus A319-100	IAE V2522-A5	V12206	V12208			United Kingdom
187	2720	Airbus A319-100	IAE V2522-A5	V12236	V12238			United Kingdom
188	706	Airbus A340-600	Rolls Royce TRENT 556-61	71342	71343	71344	71363	United Kingdom
189	723	Airbus A340-600	Rolls Royce TRENT 556-61	71362	71364	71365	71369	United Kingdom
190	30687	Boeing B737-700	CFM56-7B24	894609	894610			United Kingdom
191	30710	Boeing B737-700	CFM56-7B24	894464	894467			United Kingdom
192	30040	Boeing B737-800	CFM56-7B27	892344	892346			United Kingdom
193	32841	Boeing B737-800	CFM56-7B27	893370	893371			United Kingdom
194	625	Airbus A330-200	Rolls Royce TRENT 772B-60	41296	41297			Yemen
195	632	Airbus A330-200	Rolls Royce TRENT 772B-60	41303	41304			Yemen
196	30730	Boeing B737-800	CFM56-7B27/3	894901	895884			Yemen

Schedule F
[attached]

SCHEDULE 3.19(d)
CREDIT AGREEMENT
LEASES
*
A320-200 aircraft bearing serial number 3066

Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 3074

Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A321-200 aircraft bearing serial number 3462

Aircraft Lease Agreement, dated as of January 29, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A321-200 aircraft bearing serial number 3527

Aircraft Lease Agreement, dated as of January 29, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 3033

Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B777-200ER aircraft bearing serial number 28689

Aircraft Lease Agreement, dated as of August 18, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-200ER aircraft bearing serial number 28692

Aircraft Lease Agreement, dated as of July 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-700 aircraft bearing serial number 33792

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-700 aircraft bearing serial number 33791

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-700 aircraft bearing serial number 33786

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-700 aircraft bearing serial number 28262

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-700 aircraft bearing serial number 29363

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-700 aircraft bearing serial number 33787

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 3484
Aircraft Lease Agreement, dated as of July 18, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
A320-200 aircraft bearing serial number 3519
Aircraft Lease Agreement, dated as of July 18, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
A319-100 aircraft bearing serial number 3614
Aircraft Lease Agreement, dated as of July 25, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
*
B777-200ER aircraft bearing serial number 29402
Aircraft Lease Agreement, dated as of May 07, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35782
Aircraft Lease Agreement, dated as of September 20, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-300ER aircraft bearing serial number 35783
Aircraft Lease Agreement, dated as of September 20, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 1874
Aircraft Lease Agreement, dated as of December 14, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35298
Aircraft Lease Agreement, dated as of March 31, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35784
Aircraft Lease Agreement, dated as of November 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 814
Aircraft Lease Agreement, dated as of May 04, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 2768
Aircraft Lease Agreement, dated as of August 12, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 3068
Aircraft Lease Agreement, dated as of September 19, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3056
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2665
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2291
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2189
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2382
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2332
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2186
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2122
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2113
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2142
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 2594
Aircraft Lease Agreement, dated as of October 30, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32712
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29404
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2085
Aircraft Lease Agreement, dated as of October 30, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29401
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2173
Aircraft Lease Agreement, dated as of October 30, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29403
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30662
Aircraft Lease Agreement, dated as of December 16, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 30663
Aircraft Lease Agreement, dated as of December 16, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A321-200 aircraft bearing serial number 2793
Aircraft Lease Agreement, dated as of March 29, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A321-200 aircraft bearing serial number 3522
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 3685
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 3428
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3458
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2389
Aircraft Lease Agreement, dated as of October 17, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2429
Aircraft Lease Agreement, dated as of December 12, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2694
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2697
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2720
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-300 aircraft bearing serial number 679
Aircraft Lease Agreement, dated as of March 15, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35301
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35300
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 34432
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35299
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A330-300 aircraft bearing serial number 725
Aircraft Lease Agreement, dated as of December 16, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 1866
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1872
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1882
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1925
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B777-200ER aircraft bearing serial number 28678
Aircraft Lease Agreement, dated as of May 20, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 28679
Aircraft Lease Agreement, dated as of May 20, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A330-200 aircraft bearing serial number 505
Aircraft Lease Agreement, dated as of May 30, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 526
Aircraft Lease Agreement, dated as of May 30, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B777-300 aircraft bearing serial number 28687
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.
B777-300 aircraft bearing serial number 29396
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 32697
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 32699
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 462
Aircraft Lease Agreement, dated as of April 21, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-300 aircraft bearing serial number 29395
Aircraft Lease Agreement, dated as of September 18, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30654
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30671
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 32796
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 33699
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 822
Aircraft Lease Agreement, dated as of November 02, 2005 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of November 02, 2005 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A319-100 aircraft bearing serial number 2124
Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 2208
Aircraft Lease Agreement, dated as of February 12, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2065
Aircraft Lease Agreement, dated as of February 12, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 1978
Aircraft Lease Agreement, dated as of September 28, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 1913
Aircraft Lease Agreement, dated as of February 12, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2198
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2209
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2236
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30687
Aircraft Lease Agreement, dated as of October 12, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30040
Aircraft Lease Agreement, dated as of August 03, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 32841
Aircraft Lease Agreement, dated as of August 03, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 30710
Aircraft Lease Agreement, dated as of January 13, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 1901
Aircraft Lease Agreement, dated as of July 03, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 529
Aircraft Lease Agreement, dated as of July 30, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 1884
Aircraft Lease Agreement, dated as of July 03, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 35274
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35276
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35285
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 716
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 741
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 692
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A330-300 aircraft bearing serial number 581
Aircraft Lease Agreement, dated as of March 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 786
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30037
Aircraft Lease Agreement, dated as of December 25, 2007 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 15, 2007 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
B737-700 aircraft bearing serial number 30727
Aircraft Lease Agreement, dated as of April 08, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 1452
Aircraft Lease Agreement, dated as of May 01, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 1156
Aircraft Lease Agreement, dated as of June 15, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 1398
Aircraft Lease Agreement, dated as of June 15, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 35286
Aircraft Lease Agreement, dated as of July 19, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 811
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 35295
Aircraft Lease Agreement, dated as of December 20, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32721
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29399
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32720
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-200ER aircraft bearing serial number 32705
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 739
Aircraft Lease Agreement, dated as of May 04, 2005 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and LTU *, as Lessee.
Aircraft Headlease Agreement, dated as of May 04, 2005 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
A330-200 aircraft bearing serial number 911
Aircraft Lease Agreement, dated as of September 28, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 28, 2006 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
*
B737-800 aircraft bearing serial number 30039
Aircraft Lease Agreement, dated as of April 28, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30675
Aircraft Lease Agreement, dated as of June 20, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30032
Aircraft Lease Agreement, dated as of August 02, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 30689
Aircraft Lease Agreement, dated as of September 15, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30332
Aircraft Lease Agreement, dated as of April 15, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 28237
Aircraft Lease Agreement, dated as of February 05, 2009 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 3425
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
A320-200 aircraft bearing serial number 3475
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 3361

Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.

Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.

A320-200 aircraft bearing serial number 3396

Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.

Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
*
B737-700 aircraft bearing serial number 30649

Aircraft Lease Agreement, dated as of April 18, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-800 aircraft bearing serial number 30652

Aircraft Lease Agreement, dated as of April 18, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-800 aircraft bearing serial number 30721

Aircraft Lease Agreement, dated as of June 29, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 35272

Aircraft Lease Agreement, dated as of June 29, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-800 aircraft bearing serial number 35284

Aircraft Lease Agreement, dated as of July 31, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-800 aircraft bearing serial number 35287

Aircraft Lease Agreement, dated as of July 31, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30033

Aircraft Lease Agreement, dated as of June 27, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-800 aircraft bearing serial number 30643

Aircraft Lease Agreement, dated as of June 27, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2784

Aircraft Lease Agreement, dated as of September 5, 2008 (as amended and supplemented), between Banque AIG, as Lessor, and *, as Lessee.

Lease Novation, dated as of August 21, 2009, among Banque AIG, as Existing Lessor, ILFC France S.A.R.L., as New Lessor, and *, as Lessee.

Aircraft Headlease Agreement, dated as of August 21, 2009, between ILFC France S.A.R.L., as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2797

Aircraft Lease Agreement, dated as of September 5, 2008 (as amended and supplemented), between Banque AIG, as Lessor, and *, as Lessee.

Lease Novation, dated as of August 21, 2009, among Banque AIG, as Existing Lessor, ILFC France S.A.R.L., as New Lessor, and *, as Lessee.

Aircraft Headlease Agreement, dated as of August 21, 2009, between ILFC France S.A.R.L., as Lessee, and International Lease Finance Corporation, as Lessor.
*
A320-200 aircraft bearing serial number 3446

Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.

Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.

A320-200 aircraft bearing serial number 3494

Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.

Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.

A320-200 aircraft bearing serial number 3473

Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.

A320-200 aircraft bearing serial number 3490

Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.

Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
*
A330-200 aircraft bearing serial number 503

Aircraft Lease Agreement, dated as of August 8, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.

B747-400 aircraft bearing serial number 32867

Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.

A320-200 aircraft bearing serial number 1924

Aircraft Lease Agreement, dated as of June 21, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 1949

Aircraft Lease Agreement, dated as of June 21, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B747-400 aircraft bearing serial number 32868

Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A330-200 aircraft bearing serial number 519

Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A321-200 aircraft bearing serial number 3399

Aircraft Lease Agreement, dated as of December 14, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A321-200 aircraft bearing serial number 3372

Aircraft Lease Agreement, dated as of December 14, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 2279

Aircraft Lease Agreement, dated as of October 07, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A321-200 aircraft bearing serial number 3419

Aircraft Lease Agreement, dated as of September 27, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A321-200 aircraft bearing serial number 3401

Aircraft Lease Agreement, dated as of September 27, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B777-300ER aircraft bearing serial number 35297

Aircraft Lease Agreement, dated as of September 13, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A321-200 aircraft bearing serial number 3441

Aircraft Lease Agreement, dated as of June 01, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A321-200 aircraft bearing serial number 3098

Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 3065

Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A321-200 aircraft bearing serial number 3051

Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 2721

Aircraft Lease Agreement, dated as of July 21, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 2705

Aircraft Lease Agreement, dated as of July 21, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B747-400 aircraft bearing serial number 32869

Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-300ER aircraft bearing serial number 32724

Aircraft Lease Agreement, dated as of December 07, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B777-300ER aircraft bearing serial number 32711

Aircraft Lease Agreement, dated as of September 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B747-400ERF aircraft bearing serial number 32870

Aircraft Lease Agreement, dated as of September 17, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B777-300ER aircraft bearing serial number 32850

Aircraft Lease Agreement, dated as of March 07, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B777-300ER aircraft bearing serial number 32852

Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B747-400 aircraft bearing serial number 32871

Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A330-200 aircraft bearing serial number 584

Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-300ER aircraft bearing serial number 32725

Aircraft Lease Agreement, dated as of July 01, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 2213

Aircraft Lease Agreement, dated as of August 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 2228

Aircraft Lease Agreement, dated as of August 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B777-300ER aircraft bearing serial number 32723

Aircraft Lease Agreement, dated as of December 07, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30677

Aircraft Lease Agreement, dated as of October 21, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30717

Aircraft Lease Agreement, dated as of July 13, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 1110

Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 1223

Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 1281

Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 1463

Aircraft Lease Agreement, dated as of February 01, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A340-600 aircraft bearing serial number 706

Aircraft Lease Agreement, dated as of March 05, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A340-600 aircraft bearing serial number 723

Aircraft Lease Agreement, dated as of March 05, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30658

Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 30665

Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-800 aircraft bearing serial number 32798

Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 2798

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 3529

Aircraft Lease Agreement, dated as of March 30, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 3321

Aircraft Lease Agreement, dated as of February 17, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 3083

Aircraft Lease Agreement, dated as of February 17, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 2962

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2794

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 2785

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 2761

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 2988

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 635

Aircraft Lease Agreement, dated as of December 16, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-800 aircraft bearing serial number 35279

Aircraft Lease Agreement, dated as of May 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30724

Aircraft Lease Agreement, dated as of January 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-800 aircraft bearing serial number 30730

Aircraft Lease Agreement, dated as of December 11, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A330-200 aircraft bearing serial number 625

Aircraft Lease Agreement, dated as of August 03, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A330-200 aircraft bearing serial number 632

Aircraft Lease Agreement, dated as of August 03, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule G
[attached]

SCHEDULE 3.15
AMENDED AND RESTATED CREDIT AGREEMENT
BORROWER PARTY INFORMATION

Employer or
		Jurisdiction		Taxpayer
Name of Borrower		of		Identification
Party	Chief Executive Office	Incorporation	Entity Type	Number
INTERNATIONAL LEASE FINANCE CORPORATION	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	22-3059110

TOP AIRCRAFT, INC.	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	27-1091097

STATES AIRCRAFT, INC.	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	27-1091053

SHREWSBURY AIRCRAFT LEASING LIMITED	30 North Wall Quay Dublin 1 Ireland	Ireland	Private Limited Liability Company	98-0636930

ILFC IRELAND LIMITED	30 North Wall Quay Dublin 1 Ireland	Ireland	Private Limited Liability Company	98-0415543

ILFC FRANCE S.A.R.L.	52 rue de la Victoire Paris France 75009	France	Société Anonyme à Responsabilité limitée	N/A

ILFC LABUAN LTD.	Unit 3(l) Main Office Tower Financial Park Labuan Jalan Merdeka 87000 Labuan F.T. Labuan Malaysia	Malaysia	Private Limited Liability Company	N/A

ILFC (BERMUDA) III, LTD.	The Chartis Building 29 Richmond Road Pembroke HM 08 Bermuda	Bermuda	Private Limited Company	N/A

ILFC ARUBA A.V.V.	Belgiëstraat 36 Oranjestad Aruba	Aruba	Aruba Exempt Corporation	98-0377785

Employer or
		Jurisdiction		Taxpayer
Name of Borrower		of		Identification
Party	Chief Executive Office	Incorporation	Entity Type	Number
ILFC CAYMAN LIMITED	Walker House 87 Mary Street George Town Grand Cayman KYI-9002 Cayman Islands	Cayman Islands	Limited Company	98-0551256

Schedule H
[attached]

SCHEDULE 3.19(c)
AMENDED AND RESTATED CREDIT AGREEMENT
SUPPLEMENTAL POOL AIRCRAFT
SECTION A: SUPPLEMENTAL CAPE TOWN POOL AIRCRAFT

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and	Engine	Engine	Engine	Engine	Country of
#	MSN	Model	Model	MSN 1	MSN 2	MSN 3	MSN 4	Registration
1	30037	Boeing B737-700	CFM56-7B24	890719	890720			India
2	30727	Boeing B737-700	CFM56-7B22	888675	888679			India
3	30033	Boeing B737-800	CFM56-7B27/B1	888587	888741			Indonesia
4	30643	Boeing B737-800	CFM56-7B27/B1	888844	888902			Indonesia
5	2797	Airbus A319-100	IAE V2524-A5	V12298	V12299			Indonesia
6	2784	Airbus A319-100	IAE V2524-A5	V12296	V12297			Indonesia
7	35286	Boeing B737-800	CFM56-7B26/3	897742	896834			Kenya
8	30649	Boeing B737-700	CFM56-7B24	888772	888779			Oman
9	30652	Boeing B737-800	CFM56-7B26	889705	889706			Oman
10	30721	Boeing B737-800	CFM56-7B26/3	894612	894618			Oman
11	35272	Boeing B737-800	CFM56-7B26/3	896356	896357			Oman
12	35284	Boeing B737-800	CFM56-7B26/3	896787	896789			Oman
13	35287	Boeing B737-800	CFM56-7B26/3	896978	896979			Oman
14	1866	Airbus A319-100	CFM56-5B6/P	575504	575505			United States
15	1872	Airbus A319-100	CFM56-5B6/P	575508	575509			United States
16	1882	Airbus A319-100	CFM56-5B6/P	575516	575517			United States
17	1925	Airbus A319-100	CFM56-5B6/P	575544	575545			United States
18	2198	Airbus A319-100	CFM56-5B5/P	575780	575783			United States
19	2209	Airbus A319-100	CFM56-5B5/P	575776	575795			United States
20	2236	Airbus A319-100	CFM56-5B5/P	575824	575830			United States
21	1223	Airbus A319-100	IAE V2524-A5	V10719	V10773			United States
22	1281	Airbus A319-100	IAE V2524-A5	V10778	V10779			United States
23	1463	Airbus A319-100	IAE V2524-A5	V10933	V10936			United States
24	1156	Airbus A320-200	IAE V2527-A5	V10655	V10658			United States
25	1398	Airbus A320-200	IAE V2527-A5	V10885	V10894			United States
26	1452	Airbus A320-200	IAE V2527-A5	V10943	V10946			United States
27	1110	Airbus A320-200	IAE V2527-A5	V10620	V10621			United States
28	28262	Boeing B737-700	CFM56-7B22	890962	890967			United States
29	29363	Boeing B737-700	CFM56-7B22	890649	891646			United States
30	33786	Boeing B737-700	CFM56-7B22	890620	891616			United States
31	33787	Boeing B737-700	CFM56-7B22	890658	891654			United States
32	33791	Boeing B737-700	CFM56-7B22	890954	891938			United States
33	33792	Boeing B737-700	CFM56-7B22	890976	890977			United States
34	30662	Boeing B737-700	CFM56-7B24	890573	890577			United States
35	30663	Boeing B737-700	CFM56-7B24	890584	890585			United States
36	30677	Boeing B737-700	CFM56-7B22	890868	890869			United States

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and	Engine	Engine	Engine	Engine	Country of
#	MSN	Model	Model	MSN 1	MSN 2	MSN 3	MSN 4	Registration
37	30039	Boeing B737-800	CFM56-7B26	877654	889548			United States
38	30675	Boeing B737-800	CFM56-7B26	888459	888586			United States
39	30032	Boeing B737-800	CFM56-7B27	889643	889654			United States
40	30689	Boeing B737-800	CFM56-7B27	889493	889494			United States
41	30332	Boeing B737-800	CFM56-7B27	888214	889252			United States
42	28237	Boeing B737-800	CFM56-7B26	888197	888201			United States
43	28689	Boeing B777-200ER	GE90-94B	900359	900360			United States
44	28692	Boeing B777-200ER	GE90-94B	900353	900354			United States
45	28678	Boeing B777-200ER	GE90-90B	900323	900324			United States
46	28679	Boeing B777-200ER	GE90-90B	900329	900330			United States
47	462	Airbus A330-200	Rolls Royce TRENT 772B-60	41224	41225			United Arab Emirates
48	29395	Boeing B777-300	Rolls Royce TRENT 892-17	51285	51287			United Arab Emirates
49	28687	Boeing B777-300	Rolls Royce TRENT 892-17	51416	51417			United Arab Emirates
50	29396	Boeing B777-300	Rolls Royce TRENT 892-17	51378	51379			United Arab Emirates
51	32697	Boeing B777-300	Rolls Royce TRENT 892-17	51371	51372			United Arab Emirates
52	32699	Boeing B777-300	Rolls Royce TRENT 892-17	51397	51398			United Arab Emirates
SECTION B: SUPPLEMENTAL GENEVA POOL AIRCRAFT

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and	Engine	Engine	Engine	Engine	Country of
#	MSN	Model	Model	MSN 1	MSN 2	MSN 3	MSN 4	Registration
53	1884	Airbus A319-100	CFM56-5B6/P	575514	575515			Bahrain
54	1901	Airbus A319-100	CFM56-5B6/P	575532	575533			Bahrain
55	529	Airbus A330-200	Rolls Royce TRENT 772B-60	41255	41258			Bahrain
56	2213	Airbus A319-100	CFM56-5B7/P	575799	575801			France
57	2228	Airbus A319-100	CFM56-5B7/P	575815	575816			France
58	2279	Airbus A319-100	CFM56-5B7/P	575885	575888			France
59	3065	Airbus A319-100	CFM56-5B7/P	697182	697183			France
60	1924	Airbus A320-200	CFM56-5B4/P	575534	575535			France
61	1949	Airbus A320-200	CFM56-5B4/P	575554	575555			France
62	2705	Airbus A320-200	CFM56-5B4/P	577504	577505			France
63	2721	Airbus A320-200	CFM56-5B4/P	577526	577530			France
64	3051	Airbus A321-200	CFM56-5B3/P	697174	697175			France
65	3098	Airbus A321-200	CFM56-5B3/P	697241	697249			France
66	3441	Airbus A321-200	CFM56-5B3/3	697456	697685			France
67	3401	Airbus A321-200	CFM56-5B3/3	697629	697672			France
68	3419	Airbus A321-200	CFM56-5B3/3	697663	697669			France
69	3372	Airbus A321-200	CFM56-5B3/3	697515	697607			France
70	3399	Airbus A321-200	CFM56-5B3/3	697634	697635			France
71	503	Airbus A330-200	CF6-80E1-A3	811201	811202			France
72	519	Airbus A330-200	CF6-80E1-A3	811218	811219			France

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and	Engine	Engine	Engine	Engine	Country of
#	MSN	Model	Model	MSN 1	MSN 2	MSN 3	MSN 4	Registration
73	584	Airbus A330-200	CF6-80E1-A3	811248	811249			France
74	635	Airbus A330-200	Rolls Royce TRENT 772B-60	41308	41309			France
75	32868	Boeing B747-400	CF6-80C2-B1F	706539	706540	706541	706542	France
76	35279	Boeing B737-800	CFM56-7B26/3	896551	896552			France
77	32869	Boeing B747-400	CF6-80C2-B1F	706551	706552	706553	706554	France
78	32871	Boeing B747-400	CF6-80C2-B1F	706623	706624	706625	706626	France
79	32870	Boeing B747-400ERF	CF6-80C2-B5F	706627	706628	706629	706630	France
80	32867	Boeing B747-400ERF	CF6-80C2-B5F	706514	706515	706516	706517	France
81	29402	Boeing B777-200ER	Pratt & Whitney PW4090	P222225	P222226			France
82	35782	Boeing B777-300ER	GE90-115BG02	906603	906607			France
83	35783	Boeing B777-300ER	GE90-115BG02	906621	906622			France
84	32723	Boeing B777-300ER	GE90-115BG01	906108	906109			France
85	32724	Boeing B777-300ER	GE90-115BG01	906112	906113			France
86	32850	Boeing B777-300ER	GE90-115BG01	906129	906130			France
87	32852	Boeing B777-300ER	GE90-115BG01	906143	906144			France
88	32725	Boeing B777-300ER	GE90-115BG01	906134	906137			France
89	32711	Boeing B777-300ER	GE90-115BG01	906131	906132			France
90	35297	Boeing B777-300ER	GE90-115BG02	906377	906378			France
91	739	Airbus A330-200	Pratt & Whitney PW4168A	P733595	P733596			Germany
92	911	Airbus A330-200	Pratt & Whitney PW4168A	P733657	P733658			Germany
93	30724	Boeing B737-800	CFM56-7B26/3	894672	894680			Germany
94	30717	Boeing B737-700	CFM56-7B20	894604	894555			Germany
95	3033	Airbus A320-200	IAE V2527-A5	V12523	V12525			Greece
96	3066	Airbus A320-200	IAE V2527-A5	V12538	V12553			Greece
97	3074	Airbus A320-200	IAE V2527-A5	V12546	V12555			Greece
98	3462	Airbus A321-200	IAE V2533-A5	V12902	V12904			Greece
99	3527	Airbus A321-200	IAE V2533-A5	V12923	V12946			Greece
100	822	Airbus A330-200	Pratt & Whitney PW4168A	P733621	P733622			Italy
101	811	Airbus A330-200	CF6-80E1-A3	811404	811406			The Netherlands
102	29399	Boeing B777-200ER	GE90-94B	900459	900461			The Netherlands
103	32705	Boeing B777-200ER	GE90-94B	900456	900457			The Netherlands
104	32720	Boeing B777-200ER	GE90-94B	900478	900480			The Netherlands
105	32721	Boeing B777-200ER	GE90-94B	900499	900500			The Netherlands
106	35295	Boeing B777-200ER	GE90-94B	900491	900492			The Netherlands
107	3614	Airbus A319-100	IAE V2524-A5	V13014	V13016			Aruba
108	3484	Airbus A320-200	IAE V2527-A5	V12913	V12918			Aruba
109	3519	Airbus A320-200	IAE V2527-A5	V12949	V12953			Aruba
SECTION C: SUPPLEMENTAL NON-TREATY POOL AIRCRAFT

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and	Engine	Engine	Engine	Engine	Country of
#	MSN	Model	Model	MSN 1	MSN 2	MSN 3	MSN 4	Registration
110	30658	Boeing B737-800	CFM56-7B26	890450	890451			Australia
111	30665	Boeing B737-800	CFM56-7B26	890690	890691			Australia
112	32798	Boeing B737-800	CFM56-7B26	890765	890766			Australia

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and	Engine	Engine	Engine	Engine	Country of
#	MSN	Model	Model	MSN 1	MSN 2	MSN 3	MSN 4	Registration
113	3446	Airbus A320-200	CFM56-5B4/3	697693	697695			Bermuda
114	3473	Airbus A320-200	CFM56-5B4/3	697697	697721			Bermuda
115	3490	Airbus A320-200	CFM56-5B4/3	697750	697751			Bermuda
116	3494	Airbus A320-200	CFM56-5B4/3	697758	697759			Bermuda
117	1874	Airbus A320-200	CFM56-5B4/P	575483	575487			Canada
118	35298	Boeing B777-300ER	GE90-115BG02	906315	906316			Canada
119	35784	Boeing B777-300ER	GE90-115BG02	906641	906642			Canada
120	3361	Airbus A320-200	CFM56-5B4/3	697512	697591			Cayman Islands
121	3396	Airbus A320-200	CFM56-5B4/3	697619	697620			Cayman Islands
122	3425	Airbus A320-200	CFM56-5B4/3	697655	697660			Cayman Islands
123	3475	Airbus A320-200	CFM56-5B4/3	697727	697731			Cayman Islands
124	505	Airbus A330-200	Rolls Royce TRENT 772B-60	41239	41240			Cyprus
125	526	Airbus A330-200	Rolls Royce TRENT 772B-60	41257	41259			Cyprus
126	30654	Boeing B737-800	CFM56-7B27	890387	890388			Cyprus
127	30671	Boeing B737-800	CFM56-7B27	890411	890413			Cyprus
128	32796	Boeing B737-800	CFM56-7B27	890337	890338			Cyprus
129	33699	Boeing B737-800	CFM56-7B27	890398	891414			Cyprus
130	2124	Airbus A319-100	CFM56-5B6/2P	575927	575928			Finland
131	1913	Airbus A320-200	CFM56-5B4/2P	575913	575914			Finland
132	2065	Airbus A320-200	CFM56-5B4/2P	575919	575922			Finland
133	1978	Airbus A321-200	CFM56-5B3/2P	575920	575921			Finland
134	2208	Airbus A321-200	CFM56-5B3/2P	575929	575930			Finland
135	679	Airbus A330-300	Rolls Royce TRENT 772-60	41340	41341			Hong Kong
136	581	Airbus A330-300	Rolls Royce TRENT 772B-60	41188	41288			Hong Kong
137	692	Airbus A330-300	Rolls Royce TRENT 772B-60	41348	41349			Hong Kong
138	716	Airbus A330-300	Rolls Royce TRENT 772B-60	41357	41358			Hong Kong
139	741	Airbus A330-300	Rolls Royce TRENT 772B-60	41380	41381			Hong Kong
140	786	Airbus A330-300	Rolls Royce TRENT 772B-60	41417	41418			Hong Kong
141	35274	Boeing B737-800	CFM56-7B24/3	896420	897396			Hong Kong
142	35276	Boeing B737-800	CFM56-7B24/3	896513	896514			Hong Kong
143	35285	Boeing B737-800	CFM56-7B24/3	896958	896961			Hong Kong
144	34432	Boeing B777-300ER	GE90-115BG04	906373	906382			Hong Kong
145	35299	Boeing B777-300ER	GE90-115BG04	906354	906381			Hong Kong
146	35300	Boeing B777-300ER	GE90-115BG02	906432	906433			Hong Kong
147	35301	Boeing B777-300ER	GE90-115BG04	906474	906475			Hong Kong
148	3428	Airbus A319-100	IAE V2524-A5	V12867	V12871			Jordan
149	3685	Airbus A319-100	IAE V2524-A5	V13066	V13068			Jordan
150	2793	Airbus A321-200	IAE V2533-A5	V12305	V12307			Jordan
151	3458	Airbus A321-200	IAE V2533-A5	V12892	V12894			Jordan
152	3522	Airbus A321-200	IAE V2533-A5	V12931	V12933			Jordan
153	2113	Airbus A319-100	CFM56-5B5/P	575724	575725			Malta
154	2122	Airbus A319-100	CFM56-5B5/P	575732	575740			Malta
155	2186	Airbus A319-100	CFM56-5B5/P	575765	575769			Malta
156	2332	Airbus A319-100	CFM56-5B5/P	577137	577138			Malta
157	2382	Airbus A319-100	CFM56-5B5/P	577172	577184			Malta
158	2142	Airbus A320-200	CFM56-5B4/P	575701	575703			Malta
159	2189	Airbus A320-200	CFM56-5B4/P	575790	575792			Malta
160	2291	Airbus A320-200	CFM56-5B4/P	577104	577114			Malta

		Airframe
	Airframe	Manufacturer and	Engine Manufacturer and	Engine	Engine	Engine	Engine	Country of
#	MSN	Model	Model	MSN 1	MSN 2	MSN 3	MSN 4	Registration
161	2665	Airbus A320-200	CFM56-5B4/P	577469	577470			Malta
162	3056	Airbus A320-200	CFM56-5B4/P	697159	697160			Malta
163	2768	Airbus A320-200	CFM56-5B4/P	577580	577581			Malta
164	3068	Airbus A320-200	CFM56-5B4/P	697157	697158			Malta
165	2085	Airbus A320-200	IAE V2527-A5	V11524	V11531			New Zealand
166	2173	Airbus A320-200	IAE V2527-A5	V11634	V11636			New Zealand
167	2594	Airbus A320-200	IAE V2527-A5	V12087	V12089			New Zealand
168	29401	Boeing B777-200ER	Rolls Royce TRENT 895-17	51485	51486			New Zealand
169	29403	Boeing B777-200ER	Rolls Royce TRENT 895-17	51504	51508			New Zealand
170	29404	Boeing B777-200ER	Rolls Royce TRENT 895-17	51477	51478			New Zealand
171	32712	Boeing B777-200ER	Rolls Royce TRENT 895-17	51489	51490			New Zealand
172	2761	Airbus A320-200	CFM56-5B4/P	577572	577573			Spain
173	2785	Airbus A320-200	CFM56-5B4/P	577594	577596			Spain
174	2794	Airbus A320-200	CFM56-5B4/P	577621	577625			Spain
175	2798	Airbus A320-200	CFM56-5B4/P	577623	577626			Spain
176	2962	Airbus A320-200	CFM56-5B4/P	577815	577818			Spain
177	2988	Airbus A320-200	CFM56-5B4/P	577851	577852			Spain
178	3083	Airbus A320-200	CFM56-5B4/P	697193	697198			Spain
179	3321	Airbus A320-200	CFM56-5B4/3	697532	697537			Spain
180	3529	Airbus A320-200	CFM56-5B4/3	697781	697782			Spain
181	814	Airbus A330-200	CF6-80E1-A4B	811407	811408			Spain
182	725	Airbus A330-300	CF6-80E1-A4	811349	811350			Taiwan
183	2389	Airbus A319-100	IAE V2522-A5	V11855	V11856			United Kingdom
184	2429	Airbus A319-100	IAE V2522-A5	V11877	V11887			United Kingdom
185	2694	Airbus A319-100	IAE V2522-A5	V12188	V12198			United Kingdom
186	2697	Airbus A319-100	IAE V2522-A5	V12206	V12208			United Kingdom
187	2720	Airbus A319-100	IAE V2522-A5	V12236	V12238			United Kingdom
188	706	Airbus A340-600	Rolls Royce TRENT 556-61	71342	71343	71344	71363	United Kingdom
189	723	Airbus A340-600	Rolls Royce TRENT 556-61	71362	71364	71365	71369	United Kingdom
190	30687	Boeing B737-700	CFM56-7B24	894609	894610			United Kingdom
191	30710	Boeing B737-700	CFM56-7B24	894464	894467			United Kingdom
192	30040	Boeing B737-800	CFM56-7B27	892344	892346			United Kingdom
193	32841	Boeing B737-800	CFM56-7B27	893370	893371			United Kingdom
194	625	Airbus A330-200	Rolls Royce TRENT 772B-60	41296	41297			Yemen
195	632	Airbus A330-200	Rolls Royce TRENT 772B-60	41303	41304			Yemen
196	30730	Boeing B737-800	CFM56-7B27/3	894901	895884			Yemen

Schedule I
[attached]

SCHEDULE 3.19(d)
AMENDED AND RESTATED CREDIT AGREEMENT
LEASES
*
A320-200 aircraft bearing serial number 3066
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3074
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3462
Aircraft Lease Agreement, dated as of January 29, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3527
Aircraft Lease Agreement, dated as of January 29, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3033
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B777-200ER aircraft bearing serial number 28689
Aircraft Lease Agreement, dated as of August 18, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-200ER aircraft bearing serial number 28692
Aircraft Lease Agreement, dated as of July 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 33792
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 33791
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 33786
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 28262
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 29363
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 33787
Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 3484
Aircraft Lease Agreement, dated as of July 18, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
A320-200 aircraft bearing serial number 3519
Aircraft Lease Agreement, dated as of July 18, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
A319-100 aircraft bearing serial number 3614
Aircraft Lease Agreement, dated as of July 25, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of July 18, 2007 between ILFC Aruba A.V.V., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of July 18, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Aruba A.V.V., as Lessor.
*
B777-200ER aircraft bearing serial number 29402
Aircraft Lease Agreement, dated as of May 07, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35782
Aircraft Lease Agreement, dated as of September 20, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-300ER aircraft bearing serial number 35783
Aircraft Lease Agreement, dated as of September 20, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 1874
Aircraft Lease Agreement, dated as of December 14, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35298
Aircraft Lease Agreement, dated as of March 31, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35784
Aircraft Lease Agreement, dated as of November 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 814
Aircraft Lease Agreement, dated as of May 04, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 2768
Aircraft Lease Agreement, dated as of August 12, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 3068
Aircraft Lease Agreement, dated as of September 19, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 3056
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2665
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2291
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2189
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2382
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2332
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2186
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2122
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2113
Aircraft Lease Agreement, dated as of March 31, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2142
Aircraft Lease Agreement, dated as of January 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 2594
Aircraft Lease Agreement, dated as of October 30, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32712
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29404
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2085
Aircraft Lease Agreement, dated as of October 30, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29401
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2173
Aircraft Lease Agreement, dated as of October 30, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29403
Aircraft Lease Agreement, dated as of August 20, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30662
Aircraft Lease Agreement, dated as of December 16, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 30663
Aircraft Lease Agreement, dated as of December 16, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A321-200 aircraft bearing serial number 2793
Aircraft Lease Agreement, dated as of March 29, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A321-200 aircraft bearing serial number 3522
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 3685
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 3428
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3458
Aircraft Lease Agreement, dated as of February 15, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2389
Aircraft Lease Agreement, dated as of October 17, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2429
Aircraft Lease Agreement, dated as of December 12, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2694
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2697
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2720
Aircraft Lease Agreement, dated as of September 30, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-300 aircraft bearing serial number 679
Aircraft Lease Agreement, dated as of March 15, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35301
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35300
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 34432
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35299
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A330-300 aircraft bearing serial number 725
Aircraft Lease Agreement, dated as of December 16, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 1866
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1872
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1882
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 1925
Aircraft Lease Agreement, dated as of April 19, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B777-200ER aircraft bearing serial number 28678
Aircraft Lease Agreement, dated as of May 20, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 28679
Aircraft Lease Agreement, dated as of May 20, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A330-200 aircraft bearing serial number 505
Aircraft Lease Agreement, dated as of May 30, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 526
Aircraft Lease Agreement, dated as of May 30, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B777-300 aircraft bearing serial number 28687
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.
B777-300 aircraft bearing serial number 29396
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 32697
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300 aircraft bearing serial number 32699
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 462
Aircraft Lease Agreement, dated as of April 21, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-300 aircraft bearing serial number 29395
Aircraft Lease Agreement, dated as of September 18, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30654
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30671
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 32796
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 33699
Aircraft Lease Agreement, dated as of November 16, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 822
Aircraft Lease Agreement, dated as of November 02, 2005 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of November 02, 2005 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A319-100 aircraft bearing serial number 2124
Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 2208
Aircraft Lease Agreement, dated as of February 12, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2065
Aircraft Lease Agreement, dated as of February 12, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 1978
Aircraft Lease Agreement, dated as of September 28, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 1913
Aircraft Lease Agreement, dated as of February 12, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2198
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2209
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2236
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30687
Aircraft Lease Agreement, dated as of October 12, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30040
Aircraft Lease Agreement, dated as of August 03, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 32841
Aircraft Lease Agreement, dated as of August 03, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-700 aircraft bearing serial number 30710
Aircraft Lease Agreement, dated as of January 13, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 1901
Aircraft Lease Agreement, dated as of July 03, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 529
Aircraft Lease Agreement, dated as of July 30, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 1884
Aircraft Lease Agreement, dated as of July 03, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 35274
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35276
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35285
Aircraft Lease Agreement, dated as of April 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 716
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 741
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 692
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A330-300 aircraft bearing serial number 581
Aircraft Lease Agreement, dated as of March 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-300 aircraft bearing serial number 786
Aircraft Lease Agreement, dated as of March 12, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30037
Aircraft Lease Agreement, dated as of December 25, 2007 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of February 15, 2007 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
B737-700 aircraft bearing serial number 30727
Aircraft Lease Agreement, dated as of April 08, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 1452
Aircraft Lease Agreement, dated as of May 01, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 1156
Aircraft Lease Agreement, dated as of June 15, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 1398
Aircraft Lease Agreement, dated as of June 15, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 35286
Aircraft Lease Agreement, dated as of July 19, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 811
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 35295
Aircraft Lease Agreement, dated as of December 20, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32721
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 29399
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-200ER aircraft bearing serial number 32720
Aircraft Lease Agreement, dated as of March 17, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-200ER aircraft bearing serial number 32705
Aircraft Lease Agreement, dated as of January 10, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 739
Aircraft Lease Agreement, dated as of May 04, 2005 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and LTU *, as Lessee.
Aircraft Headlease Agreement, dated as of May 04, 2005 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
A330-200 aircraft bearing serial number 911
Aircraft Lease Agreement, dated as of September 28, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 28, 2006 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
*
B737-800 aircraft bearing serial number 30039
Aircraft Lease Agreement, dated as of April 28, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30675
Aircraft Lease Agreement, dated as of June 20, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30032
Aircraft Lease Agreement, dated as of August 02, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 30689
Aircraft Lease Agreement, dated as of September 15, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30332
Aircraft Lease Agreement, dated as of April 15, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 28237
Aircraft Lease Agreement, dated as of February 05, 2009 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 3425
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
A320-200 aircraft bearing serial number 3475
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 3361
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
A320-200 aircraft bearing serial number 3396
Aircraft Lease Agreement, dated as of September 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of September 24, 2007 between ILFC Cayman LTD, as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of September 24, 2007 between International Lease Finance Corporation, as Lessee, and ILFC Cayman LTD, as Lessor.
*
B737-700 aircraft bearing serial number 30649
Aircraft Lease Agreement, dated as of April 18, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30652
Aircraft Lease Agreement, dated as of April 18, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30721
Aircraft Lease Agreement, dated as of June 29, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 35272
Aircraft Lease Agreement, dated as of June 29, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35284
Aircraft Lease Agreement, dated as of July 31, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 35287
Aircraft Lease Agreement, dated as of July 31, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30033
Aircraft Lease Agreement, dated as of June 27, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B737-800 aircraft bearing serial number 30643
Aircraft Lease Agreement, dated as of June 27, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2784
Aircraft Lease Agreement, dated as of September 5, 2008 (as amended and supplemented), between Banque AIG, as Lessor, and *, as Lessee.
Lease Novation, dated as of August 21, 2009, among Banque AIG, as Existing Lessor, ILFC France S.A.R.L., as New Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of August 21, 2009, between ILFC France S.A.R.L., as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A319-100 aircraft bearing serial number 2797
Aircraft Lease Agreement, dated as of September 5, 2008 (as amended and supplemented), between Banque AIG, as Lessor, and *, as Lessee.
Lease Novation, dated as of August 21, 2009, among Banque AIG, as Existing Lessor, ILFC France S.A.R.L., as New Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of August 21, 2009, between ILFC France S.A.R.L., as Lessee, and International Lease Finance Corporation, as Lessor.
*
A320-200 aircraft bearing serial number 3446
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
A320-200 aircraft bearing serial number 3494
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
A320-200 aircraft bearing serial number 3473
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
A320-200 aircraft bearing serial number 3490
Aircraft Lease Agreement, dated as of April 12, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of April 12, 2007 between ILFC (Bermuda) III Ltd., as Lessee, and International Lease Finance Corporation, as Lessor.
Intermediate Lease Agreement, dated as of April 12, 2007 between International Lease Finance Corporation, as Lessee, and ILFC (Bermuda) III Ltd., as Lessor.
*
A330-200 aircraft bearing serial number 503
Aircraft Lease Agreement, dated as of August 8, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.
B747-400 aircraft bearing serial number 32867
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and * as Lessee.
A320-200 aircraft bearing serial number 1924
Aircraft Lease Agreement, dated as of June 21, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 1949
Aircraft Lease Agreement, dated as of June 21, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B747-400 aircraft bearing serial number 32868
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A330-200 aircraft bearing serial number 519
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3399
Aircraft Lease Agreement, dated as of December 14, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3372
Aircraft Lease Agreement, dated as of December 14, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2279
Aircraft Lease Agreement, dated as of October 07, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3419
Aircraft Lease Agreement, dated as of September 27, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3401
Aircraft Lease Agreement, dated as of September 27, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 35297
Aircraft Lease Agreement, dated as of September 13, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A321-200 aircraft bearing serial number 3441
Aircraft Lease Agreement, dated as of June 01, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3098
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 3065
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A321-200 aircraft bearing serial number 3051
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2721
Aircraft Lease Agreement, dated as of July 21, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2705
Aircraft Lease Agreement, dated as of July 21, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B747-400 aircraft bearing serial number 32869
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-300ER aircraft bearing serial number 32724
Aircraft Lease Agreement, dated as of December 07, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32711
Aircraft Lease Agreement, dated as of September 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B747-400ERF aircraft bearing serial number 32870
Aircraft Lease Agreement, dated as of September 17, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32850
Aircraft Lease Agreement, dated as of March 07, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B777-300ER aircraft bearing serial number 32852
Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
B747-400 aircraft bearing serial number 32871
Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A330-200 aircraft bearing serial number 584
Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B777-300ER aircraft bearing serial number 32725

Aircraft Lease Agreement, dated as of July 01, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 2213

Aircraft Lease Agreement, dated as of August 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 2228

Aircraft Lease Agreement, dated as of August 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B777-300ER aircraft bearing serial number 32723

Aircraft Lease Agreement, dated as of December 07, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30677
Aircraft Lease Agreement, dated as of October 21, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30717

Aircraft Lease Agreement, dated as of July 13, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
A320-200 aircraft bearing serial number 1110

Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 1223

Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 1281

Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A319-100 aircraft bearing serial number 1463

Aircraft Lease Agreement, dated as of February 01, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A340-600 aircraft bearing serial number 706

Aircraft Lease Agreement, dated as of March 05, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A340-600 aircraft bearing serial number 723

Aircraft Lease Agreement, dated as of March 05, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30658

Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B737-800 aircraft bearing serial number 30665

Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-800 aircraft bearing serial number 32798

Aircraft Lease Agreement, dated as of May 08, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 2798

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 3529

Aircraft Lease Agreement, dated as of March 30, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 3321

Aircraft Lease Agreement, dated as of February 17, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 3083

Aircraft Lease Agreement, dated as of February 17, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 2962

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

A320-200 aircraft bearing serial number 2794

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 2785

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 2761

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A320-200 aircraft bearing serial number 2988

Aircraft Lease Agreement, dated as of April 22, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A330-200 aircraft bearing serial number 635

Aircraft Lease Agreement, dated as of December 16, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

B737-800 aircraft bearing serial number 35279

Aircraft Lease Agreement, dated as of May 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-800 aircraft bearing serial number 30724

Aircraft Lease Agreement, dated as of January 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-800 aircraft bearing serial number 30730

Aircraft Lease Agreement, dated as of December 11, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A330-200 aircraft bearing serial number 625

Aircraft Lease Agreement, dated as of August 03, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

A330-200 aircraft bearing serial number 632

Aircraft Lease Agreement, dated as of August 03, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.